                                                                    Exhibit 99.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Robin I. Marsden, President of Sage Life Investment Trust, certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: February 27, 2003



/s/ Robin I. Marsden
--------------------
 Robin I. Marsden,
 President of Sage Life Investment Trust

                                                                    Exhibit 99.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Gregory S. Gannon, Chief Financial Officer of Sage Life Investment Trust, certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: February 27, 2003



/s/ Gregory S. Gannon
---------------------
Gregory S. Gannon,
Chief Financial Officer of Sage Life Investment Trust.